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FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2003

Commission File Number 1-13123

METALS USA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0533626 (I.R.S. Employer Identification Number)
Three Riverway, Suite 600 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 965-0990

METALS USA, INC.

FORM 8-K

ITEM 5. OTHER EVENTS

        Text of Press Release Dated February 18, 2003—

METALS USA NAMES C. LOURENCO GONCALVES AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

FEBRUARY 18, 2003—HOUSTON—Metals USA, Inc., (OTC Bulletin Board: MTLSV) a leading metals distributor and processor headquartered in Houston, today announced that its Board of Directors has named C. Lourenco Goncalves as President and Chief Executive Officer effective February 24, 2003.

Mr. Goncalves, age 45, most recently served as President and Chief Executive Officer of California Steel Industries, Inc. ("CSI"), a position he held since 1998. Prior to CSI, he held various management positions at Companhia Siderurgica Nacional ("CSN"), the largest steel producer in Brazil. Mr. Goncalves is a metallurgical engineer with a master's degree from the Federal University of Minas Gerais State and a bachelor's degree from the Military Institute of Engineering in Rio de Janeiro, Brazil.

Pursuant to and consistent with the Company's Plan of Reorganization and Bylaws, Mr. Goncalves has also been elected to the Board of Directors, filling the seventh and final board position. Daniel W. Dienst remains as Chairman of the Board.

Mr. Dienst stated, "We are extremely pleased to welcome Lourenco to Metals USA and look forward to benefiting from his broad experience in the steel industry. His excellent track record at California Steel Industries speaks for itself. That Metals USA was able to attract a steel industry executive of Lourenco's caliber is a testament to the outstanding human capital and assets of our company. We are confident that Lourenco's arrival will further energize our company, which has been gaining momentum since our new beginning this past November."

Mr. Goncalves said, "I am elated at the prospects at Metals USA. The same opportunities I found five years ago at California Steel are present here. With the right attitude, and a clear focus on safety and profitability understood and shared by all members of the Metals USA team, I have no doubt we can accomplish the same high level of performance seen at CSI. Working as a team, and together with our customers and suppliers, our employees will make Metals USA a winner."

Metals USA, Inc. is a leading metals processor and distributor in North America providing a wide range of products and services in the Carbon Plates and Shapes, Flat-Rolled Products, and Building Products markets.

This press release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause the actual results, performance or achievement of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those disclosed in the Company's periodic filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        None

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.

METALS USA, INC.
DATE: FEBRUARY 28, 2003	By:	/s/ TERRY L. FREEMAN Terry L. Freeman Senior Vice President and Chief Financial Officer

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METALS USA NAMES C. LOURENCO GONCALVES AS PRESIDENT AND CHIEF EXECUTIVE OFFICER
SIGNATURES